Our Ref: SK(FNAC·V)/0305112-jt Date: 9 April 2013	Your Ref: CW2/WWK/KL/12(FNAC)

Messrs C. W. Chan & Co.

Advocates & Solicitors

No. 6-3A, Jalan Pandan 2/5

Pandan Jaya

55100 Kuala Lumpur

By Fax: 9286 2237 / Post

Attention: Mr. Chan

Dear Sirs

Re:	Sale and Purchase Agreements dated 14-8-2012 ("SPA") & Assignment of Terrancies
Property:

12 units of Retails cum Office Lots known as Unit No. E-0-2, E·l-2, E-2·2, E-3-2, E-4-2, E-5-2, E-6-2, E-7-2, E-8-2, E-9-2, E-10-2, and E-11-2, Megan Avenue 1, No. 189 Jalan Ton Razak, 540400 Kuala Lumpur held under 12 separate Strata Titles

Strata Titles:	Geran 40011/M1-E/1/363, Geran 40011/MI-E/NI/369, Geran 40011/M1-E/2/375,

Geran 40011/M l-E/31381, Geran 40011/M1-E/41387, Geran 40011/MI-E/51393,

Geran 40011/M1-E/6/399, Geran 4001 l/MI-E/7/405, Geran 40011/M1-E/81411,

Geran 40011/MI·E/9/417, Geran 40011/M1-E/101423, Geran 40011/M 1-E/11/429

All held under Lot 162 Seksyen 23, Bandar Kuala Lumpur, Wilayah Perselmtuan

Vendor:	G Rising Holding Sdn Bhd (Fomwrly known as FNAC Holdings Sdn Bhd)
Purchaser:	PGCG Assets Holdings Sdn Bhd

We refer to the above matter and to your letter dated 3/4/2013 and the telephone conversation held between your Mr. Chan and our Ms. Jessica on even date.

We hereby confirmed that the new extended completion date in respect to the above SPA will be due on 12/6/2013.

In view thereof, kindly let us have the balance purchase price of RM9,840,000.00 on or before 12/6/2013.